As filed with the Securities and Exchange Commission on July 15, 2002
================================================================================

                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

     [_] Preliminary Proxy Statement
     [_] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     [X] Definitive Proxy Statement
     [_] Definitive Additional Materials
     [_] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                        CHANGE TECHNOLOGY PARTNERS, INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment  of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                        CHANGE TECHNOLOGY PARTNERS, INC.
                               537 Steamboat Road
                          Greenwich, Connecticut 06830
                                 (203) 661-6942

                                  July 15, 2002




Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Change Technology Partners, Inc. (the "Company" or "Change") at the Company's executive offices at 537 Steamboat Road, Greenwich, Connecticut on Wednesday, August 21, 2002, at 10:00 a.m., local time.

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 is enclosed. The formal notice of the Annual Meeting, the Proxy Statement and the proxy card follow. It is important that your shares be represented and voted, regardless of the size of your holdings. Accordingly, whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card promptly so that your shares will be represented at the meeting. The proxy is revocable at any time before it is voted and will not affect your right to vote in person if you attend the Annual Meeting.

                                        Very truly yours,


                                        /s/ William Avery
                                        ---------------------------------------
                                        William Avery
                                        President and Chief Executive Officer

                        CHANGE TECHNOLOGY PARTNERS, INC.
                               537 Steamboat Road
                          Greenwich, Connecticut 06830
                                 (203) 661-6942


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO
               BE HELD ON WEDNESDAY, AUGUST 21, 2002 AT 10:00A.M.
               --------------------------------------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting will be held at the Company's executive offices at 537 Steamboat Road, Greenwich, Connecticut on Wednesday, August 21, 2002 at 10:00 a.m., local time, for the following purposes:

         (1) To elect five directors to hold office until the next Annual Meeting and until their successors are duly elected and qualified;

         (2) To ratify the selection by the Company's Board of Directors of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2002;

         (3) To approve and ratify the grant to William Avery of an option to purchase 6,000,000 shares of the Company's common stock pursuant to a Stock Option Agreement dated September 21, 2001 between the Company and William Avery; and

         (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on July 19, 2002 as the record date for determination of stockholders of the Company entitled to notice of and to vote at the meeting, or any adjournment of the meeting. Representation of at least one-third of the voting power represented by all outstanding shares is required to constitute a quorum. Accordingly, it is important that your share(s) be represented at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. The proxy is revocable at any time before it is voted and will not affect your right to vote in person if you attend the Annual Meeting.


                                        By Order of the Board of Directors,

                                        /s/ William Avery
                                        ---------------------------------------
                                        William Avery
                                        Secretary


Greenwich, Connecticut
July 15, 2002


          YOUR VOTE IS IMPORTANT. ACCORDINGLY, WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF
                     WHETHER YOU PLAN TO ATTEND THE MEETING

                        CHANGE TECHNOLOGY PARTNERS, INC.
                               537 Steamboat Road
                          Greenwich, Connecticut 06830
                                 (203) 661-6942

                                 PROXY STATEMENT
                       for Annual Meeting of Stockholders
                    to be held on Wednesday, August 21, 2002

GENERAL

         This Proxy Statement, which is first being mailed to the stockholders of the Company on approximately July 22, 2002, is furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors of Change (the "Board") for use at the Annual Meeting. The Annual Meeting is to be held at the Company's executive offices at 537 Steamboat Road, Greenwich, Connecticut on Wednesday, August 21, 2002 at 10:00 a.m., or at any subsequent time which may be necessary by any adjournment of the meeting. The mailing address of the Company's executive office is 537 Steamboat Road, Greenwich, Connecticut 06830.

         Proxies in proper form received by the time of the meeting will be voted as specified. Stockholders may specify their choices by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed and returned without specifying choices, the shares will be voted as recommended by the Board FOR proposals (1), (2) and (3). Business transacted at the Annual Meeting is confined to the purposes stated in the Notice of Annual Meeting. The proxy does, however, convey discretionary authority to the persons named in it to vote on such other business as may properly come before the Annual Meeting.

         Shares of the Company's common stock, par value $.01 per share (the "Common Stock") and the Company's Series A convertible preferred stock, par value $0.10 per share (the "Series A Preferred Stock"), cannot be voted at the meeting unless the holder is present or represented by proxy.

VOTING SECURITIES

         The Board, in accordance with the Bylaws of the Company (the "Bylaws"), has fixed the close of business on July 19, 2002 as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. At the close of business on that date, the outstanding number of voting securities of the Company was 182,087,507 shares of Common Stock and 645 shares of Series A Preferred Stock.

         For each share held as of the Record Date, each holder of Common Stock is entitled to one vote and each holder of Series A Preferred Stock is entitled to one vote. If you hold your shares through a broker, you should contact your broker to determine the procedure by which you can vote.

         The presence, in person or by proxy, of stockholders entitled to cast at least one-third of the voting power represented by all outstanding shares constitutes a quorum. If a quorum is present at the Annual Meeting, the affirmative vote of a plurality of the votes cast by the stockholders present (in person or by proxy) and entitled to vote at the Annual Meeting is required for the election of each director (Proposal (1)), the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote at the Annual Meeting is required for the approval and ratification of KPMG LLP as the Company's independent auditors (Proposal (2)) and the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote at the Annual Meeting is required for the approval and ratification of the grant to William Avery of an option to purchase 6,000,000 shares of the Company's Common Stock (Proposal (3)).

REVOCABILITY OF PROXIES

         A stockholder giving a proxy may revoke it at any time before it is voted by giving the Secretary of the Company a letter revoking the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

NOMINEES FOR THE BOARD OF DIRECTORS

         Five directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting and until their successors are duly elected and qualified. The proxy will be voted in accordance with the directions stated on the proxy card, or if no directions are stated, for election of the five nominees listed below. The nominees for election who are named below are willing to be duly elected and to serve. However, in the event that a nominee is unable to serve, or is otherwise unavailable for election, at the time of election, the persons named in the accompanying proxy will vote, in their discretion, for a nominee, if any, recommended by the Board. Information concerning each nominee, including his principal occupation during the past five years and current directorships, is set forth below.

WILLIAM AVERY

         Mr. Avery has served as the Company's President and Chief Executive Officer since July 2, 2001. From March 28, 2000 to March 16, 2001, Mr. Avery served as a Managing Director of the Company. He has served as a director since September 12, 2000. Mr. Avery also serves as the Chairman of the Nominating Committee. Mr. Avery was a Managing Partner of FG II Ventures, LLC ("FG II"), from October 1, 1999 to July 2, 2001. Prior to working with FG II, Mr. Avery was Corporate Senior Vice President and President of the International Division of CUC International Inc., which merged with Cendant Corporation. Mr. Avery is 53 years of age.

JAMES M. DUBIN

         Mr. Dubin has served as a director of the Company since March 28, 2000. Mr. Dubin also serves as a member of the Compensation Committee. Mr. Dubin is also a Senior Partner and Co-chair of the Corporate Department of Paul, Weiss, Rifkind, Wharton & Garrison, an international law firm headquartered in New York City, where he has been a partner since 1982. Mr. Dubin serves on the boards of directors of Carnival Corporation, the world's largest cruise line operator, and Conair Corporation, an international designer, manufacturer and marketer of branded consumer products. Mr. Dubin is 55 years of age.

MICHAEL GLEASON

         Mr. Gleason has been Chairman of the Board since March 28, 2000. Mr. Gleason serves as a member of the Audit and Compensation Committees. He is also the President of Celsus Financial Corp., the general partner of Celsus Capital L.P., which has private equity investments in real estate and various other entities. Mr. Gleason has been associated with Celsus and its predecessors in interest since prior to 1997. Mr. Gleason also serves on the boards of directors of Metro-Goldwyn-Mayer Inc., a producer and distributor of television programs and theatrical motion pictures, and Fresh, Inc., a Boston, Massachusetts based beauty products company. Mr. Gleason is 47 years of age.

MICHAEL LEVITT

         Mr. Levitt has been a director of the Company since November 7, 2001. He currently acts as a private investor. From 1996 until 2001, Mr. Levitt was a partner with Hicks, Muse, Tate & Furst, Incorporated. He was involved in originating, structuring and monitoring Hicks Muse's investments, principally in the media and branded food industries, and he served as the partner principally responsible for the firm's relationships with investment banks and commercial banking firms worldwide. Mr. Levitt also managed Hicks Muse's New York office. Mr. Levitt also serves on the board of directors of IDT Corporation. Mr. Levitt is 43 years of age.

WILLIAM E. LIPNER

         Mr. Lipner has been a director of the Company since March 28, 2000. Mr. Lipner serves as the Chairman of the Compensation Committee and is a member of the Nominating Committee. He is also Chairman and Chief Executive Officer of NFO WorldGroup, Inc., one of the world's largest marketing information and custom market research companies. Mr. Lipner also serves on the board of directors of Crane Co., a diversified aerospace engineering and manufacturing company. Mr. Lipner is 54 years of age.

VOTE REQUIRED

         The vote required for the election of directors is a plurality of the votes cast and entitled to vote on the election of directors, provided a quorum is present. Abstentions and broker non-votes will not affect the outcome of the election.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                   EACH OF THE FIVE (5) DIRECTORS NAMED ABOVE.

MEETINGS OF THE BOARD AND CERTAIN COMMITTEES OF THE BOARD

         During 2001, the Board met eleven times and took action by unanimous consent two times.

         The Company has standing Audit, Compensation and Nominating Committees whose current functions and members are described below. The Board formed these committees on March 28, 2000.

         AUDIT COMMITTEE. The Audit Committee is composed of Michael Gleason. This committee is charged with the responsibility of overseeing the financial reporting process of the Company. In the course of performing its functions, the Audit Committee (i) reviews the Company's internal accounting controls and its audited financial statements, (ii) reviews with the Company's independent auditors the scope of their audit, their report and their recommendations, (iii) considers the possible effect on the independence of such accountants in approving non-audit services requested of them and (iv) recommends the action to be taken with respect to the appointment of the Company's independent auditors. The member of the Audit Committee is independent as defined by the rules of The Nasdaq Stock Market, Inc. The Board adopted the Audit Committee's charter on April 30, 2001. The Audit Committee met five times in 2001.

         The Audit Committee reviewed the audited financial statements filed with the Annual Report on Form 10-K for the fiscal year ended December 31, 2001. See "Report of the Audit Committee" below.

         COMPENSATION COMMITTEE. The Compensation Committee is composed of William E. Lipner (Chairman), James M. Dubin and Michael Gleason. The Compensation Committee is charged with the responsibility of (i) reviewing, advising and making recommendations with respect to employee salary and compensation plans, benefits and standards applicable to the executive officers of the Company, (ii) taking all actions with respect thereto that are not specifically reserved for the Board and (iii) administering any salary or compensation plans as the Compensation Committee is designated to administer. The Compensation Committee met six times and acted by written consent one time in 2001.

         NOMINATING COMMITTEE. The Nominating Committee is composed of William Avery (Chairman) and William E. Lipner. The Nominating Committee is charged with the responsibility of reviewing and recommending to the Board proposed nominees for directors of the Company. The Nominating Committee does not accept nominees recommended by security holders. The Nominating Committee met one time in 2001.

COMPENSATION OF DIRECTORS

         Non-employee directors are reimbursed for out-of-pocket expenses incurred in connection with such service. Additionally, non-employee directors were granted options to purchase Common Stock under the Company's 2000 Stock Option Plan (the "Plan"). The table below summarizes the options granted to directors to date.

   DIRECTOR             DATE OF GRANT   NUMBER OF SHARES        EXERCISE PRICE
   --------             -------------   ----------------        --------------

William Avery              09/21/01      9,000,000(1)              $ 0.03

James M. Dubin             06/26/00           400,000              $ 0.50

                           05/22/01           100,000              $ 0.50

                           09/21/01         1,000,000              $ 0.03

Michael Gleason            06/26/00           400,000              $ 0.50

                           05/22/01           100,000              $ 0.50

                           09/21/01         1,000,000              $ 0.03

Michael Levitt             11/07/01         2,000,000              $ 0.06

William E. Lipner          06/26/00           400,000              $ 0.50

                           09/21/01         1,000,000              $ 0.03

------------------------
(1) Options to purchase 3,000,000 shares of Common Stock were issued under the Company's 2000 Stock Option Plan. Options to purchase 6,000,000 shares of Common Stock were issued outside of the Plan and the Board requests your vote FOR approval and ratification of this grant at the Annual Meeting. See "Proposal 3: Proposal To Approve Option Grant To William Avery."

EXECUTIVE OFFICER

     The executive officer of the Company is as follows:

   NAME                 AGE             PRESENT POSITION WITH THE COMPANY
   ----                 ---             ---------------------------------

William Avery            53         President, Chief Executive Officer, Chief
                                    Financial Officer, Secretary and Director


                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following Summary Compensation Table sets forth the compensation awarded to, earned by or paid to the President and Chief Executive Officer and certain former executive officers of the Company during the fiscal year ended December 31, 2001 for services rendered in all capacities to the Company and its subsidiaries.

                                                                        AWARDS OF        ALL OTHER
   NAME AND PRINCIPAL POSITION                 YEAR     SALARY ($)     OPTIONS/SARS     COMPENSATION
   ---------------------------                 ----     ----------     ------------     ------------
William Avery
CEO, CFO, President and Secretary ..........    2001    128,723 (1)    9,000,000 (2)           --

                                                2000     92,307 (3)           --               --

Matthew Ryan

Former CEO and President ...................    2001    125,950 (1)           --          122,836 (4)

                                                2000     73,559 (3)    3,000,000 (5)           --

Robert Westerfield

Former Chief Operating Officer, Chief
      Financial Officer, Treasurer and
      Executive Vice President .............    2001     37,746 (1)           --               --

Kathleen E. Shepphird

Former Executive Vice President, Managing
     Director of Marketing and Company
     Secretary .............................    2001     99,167 (1)           --         61,666.50 (6)

------------------------
(1) Salaries listed have been prorated to reflect the amount of time each officer was employed by the Company in 2001. The period covered for each officer is as follows: Mr. Avery: January 1, 2001 to March 16, 2001 as a Managing Director and July 2, 2001 to December 31, 2001 as the President and CEO.
     Mr. Ryan: January 1, 2001 to July 2, 2001.
     Mr. Westerfield: February 5, 2001 to June 20, 2001.
     Ms. Shepphird: January 1, 2001 to August 1, 2001.

(2) Mr. Avery was granted options to purchase 9,000,000 shares of Common Stock with an exercise price of $.03 per share. Options to purchase 3,000,000 shares of Common Stock were issued under the Company's 2000 Stock Option Plan. Options to purchase 6,000,000 shares of Common Stock were issued outside of the Plan and the Board requests your vote FOR approval and ratification of this grant at the Annual Meeting. See "Proposal 3: Proposal To Approve Option Grant To William Avery."

(3) Salaries listed have been prorated to reflect the amount of time each officer was employed by the Company in 2000. The period covered for each officer is as follows:
     Mr. Avery:  March 28, 2000 to December 31, 2000.
     Mr. Ryan: August 22, 2000 to December 31, 2000.

(4) Pursuant to his employment agreement, Mr. Ryan is entitled to receive $493,000 as severance pay from the Company upon his termination of employment of which $122,836 was paid in 2001.

(5) Mr. Ryan was granted options to purchase 3,000,000 shares of Common Stock with an exercise price of $1.59 per share. These options expired, unexercised, following the termination of Mr. Ryan's employment.

(6) Ms. Shepphird received $61,666.50 as severance pay from the Company upon her termination of employment.

         No compensation for services in any capacity to the Company was awarded, earned by or paid during the fiscal year ended December 31, 1999.

OPTION/SAR GRANTS IN FISCAL YEAR 2001

         The following awards were made in fiscal year 2001 to executives pursuant to the 2000 Stock Option Plan and outside the 2000 Stock Option Plan.

                                                                                                POTENTIAL REALIZABLE
                                NUMBER OF        % OF TOTAL OPTIONS                           VALUE AT ASSUMED ANNUAL
                               SECURITIES            GRANTED TO       EXERCISE                  RATES OF STOCK PRICE
                  GRANT    UNDERLYING OPTIONS   EMPLOYEES IN FISCAL   PRICE       EXPIRATION  APPRECIATION FOR OPTION
     NAME         DATE         GRANTED (#)              YEAR          ($/SH)         DATE             TERM (1)
     ----         ----         -----------              ----          ------         ----             --------
                                                                                                   5%          10%
                                                                                                   --          ---
William Avery    9/21/01     9,000,000 (2)             100%             $.03       9/21/11     $169,200     $429,300

------------------------
(1) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). The 5% and 10% assumed annual rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future price of the Common Stock. The Company does not believe that this method accurately illustrates the potential value of a stock option.

(2) Options to purchase 3,000,000 shares of Common Stock were issued under the Company's 2000 Stock Option Plan. Options to purchase 6,000,000 shares of Common Stock were issued outside of the Plan and the Board requests your vote FOR approval and ratification of this grant at the Annual Meeting. See "Proposal 3: Proposal To Approve Option Grant to William Avery."

AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND FISCAL YEAR END OPTION VALUES

         The following table sets forth the number of shares covered by exercisable and unexercisable stock options as of December 31, 2001, and the value of the "in-the-money" options. The value of "in-the-money" options represents the positive spread between the exercise price of any such option and the fair market value of the Common Stock (the mean between the high and low prices of the stock) on December 31, 2001. None of the named executive officers exercised any stock options during 2001.

                    NUMBER OF SECURITIES
                   UNDERLYING UNEXERCISED        VALUE OF IN-THE-MONEY OPTIONS
   NAME          OPTIONS AT FISCAL YEAR END           AT FISCAL YEAR END
   ----          --------------------------           ------------------
                 EXERCISABLE   UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
                 -----------   -------------     -----------    -------------

William Avery        0           9,000,000           $0           $180,000

EMPLOYMENT AGREEMENTS

         MR. AVERY. On September 19, 2001, the Company entered into an employment agreement with Mr. Avery. Mr. Avery's agreement will expire on December 31, 2004. The employment agreement is automatically renewed from year to year after the expiration date unless either the Company or Mr. Avery provides written notice of an intention not to renew it at least 120 days prior to December 31 of any year.

         The employment agreement provides that the duties of Mr. Avery shall be prescribed by the board of directors and that Mr. Avery shall devote substantially all of his business time to performing his duties under the employment agreement.

         Compensation, bonuses, perquisites and other benefits are to be provided to Mr. Avery subject to the approval of the compensation committee and commensurate with compensation and benefits provided to other senior executives of the Company. The initial base salary payable to Mr. Avery is $280,000. Mr. Avery will be entitled to participate in any benefit plan available to senior executives of the Company.

         The employment agreement provides for the termination of Mr. Avery upon the first to occur of (i) the expiration of the term of the employment agreement; (ii) the death of Mr. Avery; (iii) the delivery of a notice from Mr. Avery of a voluntary termination of the employment agreement; (iv) the delivery of a notice to Mr. Avery of a termination of the employment agreement for cause or disability of Mr. Avery; and (v) the delivery of a notice from Mr. Avery of a resignation due to a change of control of the Company.

         If Mr. Avery is terminated by the Company as a result of his disability, the Company will pay Mr. Avery an amount equal to one-half of his base salary. If the employment agreement is terminated because of Mr. Avery's death, the Company will pay any base salary that is accrued but unpaid. If the employment agreement is terminated for any reason described above other than for death or disability, Mr. Avery will be paid any accrued but unpaid salary plus any unpaid bonus amount from prior years.

         If the employment agreement is terminated for any reason other than those described in the above paragraph, the Company will pay to Mr. Avery a severance amount equal to the sum of (i) accrued but unpaid salary; (ii) the full base salary for the remainder of the term of the employment agreement;
(iii) any bonus for a prior year which has not been paid to Mr. Avery; and (iv) any expenses of Mr. Avery incurred in connection with the collection of the severance amount.

         On September 19, 2001 the Company also entered into a severance compensation agreement with Mr. Avery. The severance compensation agreement provides that if Mr. Avery's employment is terminated without "cause" within one year of a change of control, he is entitled to (i) a lump sum equal to 1.5 times his average base salary for the previous five years; (ii) a lump sum equal to any amounts forfeited under any employee pension benefit plan; and (iii) continued coverage (until the later of (x) the day Mr. Avery accepts new full-time employment or (y) three years from the date of termination) under all employee welfare benefit plans.

         A change of control is defined as the occurrence of any of the following events:

         o any person other than the Company or one of its subsidiaries becomes the beneficial owner of 30% or more of the Company's then outstanding equity securities, unless such acquisition has been approved by not less than two-thirds of the board of directors prior to such acquisition;

         o individuals who constitute the board of directors on a given day cease (for any reason other than death or resignation) to constitute a majority of the board of directors on the following day, unless any subsequent director was approved or nominated by not less than three-quarters of the incumbent board of directors or two-thirds of the nominating committee of the incumbent board of directors;

         o the stockholders of the Company approve any reorganization, merger or consolidation of the Company or any other transaction in which the Company's existing securities are exchanged for securities of another issuer or the Company issues new equity securities in excess of 30% of the existing securities, unless such transaction was recommended to the stockholders of the Company by not less than two-thirds of the board in existence prior to the transaction;

         o the approval by stockholders of the Company of a sale of all or substantially all of the assets of the Company, unless such sale was recommended to the stockholders by not less than two-thirds of the board of directors;

         o        the dissolution or liquidation of the Company;

         o the failure of nominees of the board of directors for election to the board to be so elected other than by death or withdrawal of the nominee; or

         o a change in control required to be reported pursuant to Item 1(a) of Form 8-K under the Securities Exchange Act of 1934 unless such change in control was approved by not less than two-thirds of the incumbent board of directors.

         MR. RYAN. On August 21, 2000, the Company entered into a three-year employment agreement with Mr. Ryan with automatic one-year extensions. Either party was permitted to terminate the agreement with 120 days notice before the expiration of the current term. The agreement provided for a base annual salary of $225,000, as well as a discretionary bonus of up to 100% of Mr. Ryan's annual salary. The agreement also provided for reimbursement of business expenses and a $2,000,000 life insurance policy for Mr. Ryan. Mr. Ryan also agreed to a one-year non-competition and confidentiality clause upon termination or resignation. On July 2, 2001, the board of directors terminated Mr. Ryan's employment and he became entitled to receive severance in the amount of $493,000, of which $122,836 was paid in 2001.

         MS. SHEPPHIRD. On November 10, 2001, the Company entered into an at-will employment agreement with Ms. Shepphird. The agreement provided for a $155,000 base salary, as well as reimbursement of out-of-pocket business expenses and indemnification for any liabilities incurred as a result of Ms. Shepphird's position with the Company. On August 1, 2001, Ms. Shepphird resigned from the Company.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board, which met six times last year last year and acted by written consent one time, reviews and determines the compensation of the Company's executive officers. It also reviews and approves any employment, severance or similar agreements for executive officers. In addition, the committee oversees and approves grants of stock options and other stock-based awards pursuant to the Company's stock option plan to employees and non-employee directors. Mr. Dubin, Mr. Gleason and Mr. Lipner (Chairman) served on the Compensation Committee in 2001.

POLICY AND PERFORMANCE MEASURES

         The Company has entered into an employment agreement with its Chief Executive Officer. The agreement provides for a base salary, discretionary bonuses, and restricted stock and stock option awards. The Compensation Committee believes that entering into this agreement is in the Company's best interest because the structure of the agreement assists the Company in retaining its key officers and focusing the efforts and energies of those officers on further enhancing the long-term value of the Company for its stockholders. The total compensation reflected in the employment agreement is generally based upon the officer's prior compensation levels and peer group benchmarking surveys. Overall, compensation is targeted at the top half to top quarter of the Company's peer group companies in order to attract and retain highly qualified employees, and an emphasis is placed upon incentive-based compensation.

         The Internal Revenue Code generally limits to $1,000,000 the amount of compensation that the Company may deduct in any year with respect to certain of our officers. Accordingly, the Compensation Committee endeavors to structure executive compensation so that most of it will be deductible. At the same time, the Compensation Committee has the authority to award compensation in excess of the $1,000,000 limit, regardless of whether such additional compensation will be deductible, in cases where the Compensation Committee determines in good faith that such compensation is appropriate.

CHIEF EXECUTIVE OFFICER COMPENSATION

         During the last fiscal year, the Company entered into a three-year employment agreement with Mr. Avery with automatic one-year extensions. The agreement provides for a base salary of $280,000, as well as a discretionary bonus. Mr. Avery also agreed to a non-competition and confidentiality provision for a period of one year following termination or resignation. See "Employment Agreements." The Compensation Committee also granted to Mr. Avery options to purchase 9,000,000 shares of Common Stock at a price per share of $0.03. One-fourth of these options will vest on each anniversary of the date of grant. The Compensation Committee approved and ratified the compensation paid to Mr. Avery for fiscal year 2001 based on Mr. Avery's business experience and his responsibilities to, among other things, guide the Company's daily affairs and the Company's long-term strategic plan. In particular, the Compensation Committee considered Mr. Avery's responsibility to execute on the Company's change in strategic direction, including disposing of or closing down its previous operating subsidiaries and finding suitable new business opportunities for the Company. The Compensation Committee believes that Mr. Avery's compensation in 2001 was comparable to compensation packages of chief executive officers of other companies similar to the Company.

                         COMPENSATION COMMITTEE MEMBERS
                         ------------------------------
                                 James M. Dubin
                                 Michael Gleason
                          William E. Lipner (Chairman)

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee monitors the Company's financial reporting process and internal control system on behalf of the Board. In addition, the Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent auditors. The member of the Audit Committee is independent as defined by the rules of The Nasdaq Stock Market, Inc. The Board adopted the Audit Committee's charter on April 30, 2001.

         Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors, KPMG LLP, are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee's role does not provide any special assurance with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by KPMG.

         In this context, the Audit Committee has met and held discussions with management and KPMG. Management represented to the Audit Committee that the Company's financial statements were prepared in conformity with accounting principals generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the financial statements with management and KPMG. The Audit Committee discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         In addition, the Audit Committee has had discussions with KPMG regarding KPMG's independence from the Company and its management, including matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         The Audit Committee discussed with KPMG the overall scope and plans for their audits. The Audit Committee meets with KPMG, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         Based upon the Audit Committee's discussions with management, KPMG and the Audit Committee's review of the representations of management and the report of KPMG to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

                             AUDIT COMMITTEE MEMBER
                             ----------------------
                                 Michael Gleason

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

BUSINESS OPPORTUNITY ALLOCATION AND MISCELLANEOUS SERVICES AGREEMENT

         The Company entered into an Amended and Restated Business Opportunity Allocation and Miscellaneous Services Agreement dated November 10, 2000, with FG II and certain affiliates of FG II to address the allocation of acquisition opportunities, given the responsibilities and management duties some of the Company's current and former management team had with respect to various entities affiliated with FG II. FG II on behalf of itself and its affiliates will refer to the Company all opportunities (outside of Europe, the Middle East and Africa) for the Company to acquire interests in its target businesses where the Company's allocation is a minimum of $1,000,000 or where 50% of the amount of such opportunity could be acquired for no less than $500,000 and such an acquisition would give the Company primary control of the target business. If the opportunity is appropriate for both the Company and for FG II or its other affiliates, the opportunity will be allocated on an equitable basis which recognizes the Company's objective of not being classified as an investment company, but in any event, the Company will be allocated at least 50% of the opportunity.

         In addition, pursuant to the Business Opportunity Agreement, FG II provided certain services to the Company. During the year ended December 31, 2001, the Company incurred management and investment advisory service fees in connection with identifying, evaluating, negotiating and managing investment opportunities for the Company. William Avery was a general partner of FG II until he became the Company's President and Chief Executive Officer at which time he resigned from FG II. Walter Forbes, a five percent beneficial owner of the Company's Common Stock during 2001, is a limited partner of FG II. Fees incurred by the Company to FG II totaled $510,000 for the year ended December 31, 2001. FG II is no longer providing any services to the Company.

         Additionally, FG II occupies a portion of the Company's principal executive offices, for which it pays rent at approximately fair market value. Such payments to the Company totaled $283,000 during the year ended December 31, 2001. Furthermore, FG II was indebted to the Company in the amount of $204,000 at December 31, 2001 for its pro rata share of certain leasehold improvements and rental payments due.

PROFESSIONAL SERVICES

         During the year ended December 31, 2001, the Company incurred legal fees in connection with certain transactions and other matters in the normal course of business. A portion of these services was provided by Paul, Weiss, Rifkind, Wharton & Garrison, of which James M. Dubin, a member of the Board of Directors and Compensation Committee of the Company, is a partner.

STOCK OPTIONS

         The 2000 Stock Option Plan provides for the award of stock options to the employees, directors and consultants of the Company. Grants under this plan are intended to provide participants with the promise of longer-term rewards that appreciate in value with favorable future performance of the Company. In determining grants of stock options, the Compensation Committee reviews individual performance and company performance. The criteria used to evaluate company performance include sales and earnings figures and return on equity. The Compensation Committee believes that all such criteria are accorded equal weight. The 2000 Stock Option Plan authorizes the issuance of a maximum of 20,000,000 options, with a maximum of 3,000,000 options to be received each year by any one participant.

         On June 26, 2000, James M. Dubin, Michael Gleason and William Lipner were each granted non-qualified stock options to purchase 400,000 shares of Common Stock at an exercise price of $.50 per share. One-fourth of these stock options vested on June 26, 2000, one-fourth of them vested on June 26, 2001 and the remainder vest monthly from July 1, 2001 until June 1, 2003.

         On May 22, 2001, Messers. Dubin and Gleason were each granted non-qualified stock options to purchase 100,000 shares of Common Stock at an exercise price of $.50 per share in consideration of their service on the Audit Committee. One-fourth of these options vested on May 22, 2001, one-fourth of them vested on May 22, 2002, and the remainder continue to vest monthly from June 1, 2002 until May 1, 2004. Mr. Dubin's options expired, unexercised, when he resigned from the Audit Committee in June 2001.

         On September 19, 2001, William Avery was granted options to purchase 9,000,000 shares of Common Stock at an exercise price of $.03 per share. Options to purchase 3,000,000 shares of Common Stock were issued under the Company's 2000 Stock Option Plan. Options to purchase 6,000,000 shares of Common Stock were issued outside of the Plan and the Board requests your vote FOR approval and ratification of this grant at the Annual Meeting. See "Proposal 3: Proposal To Approve Option Grant To William Avery." Each option vests one-fourth on each of the first, second, third and fourth anniversaries of the date of the grant.

         On September 21, 2001, each of Messers. Dubin, Gleason and Lipner were granted non-qualified stock options to purchase 1,000,000 shares of Common Stock at an exercise price of $.03 per share. All of these options vested on September 21, 2001.

         On November 7, 2001, Michael Levitt was granted non-qualified stock options to purchase 2,000,000 shares of Common Stock at an exercise price of $.06 per share. All of these options vested on November 7, 2001.

                                   PROPOSAL 2:

                        RATIFICATION OF THE SELECTION OF
                              INDEPENDENT AUDITORS

         The Board has selected KPMG LLP ("KMPG") to serve as the independent auditors of the Company for the fiscal year ending December 31, 2002. The Board proposes and recommends that the stockholders ratify this selection. KPMG has served as the Company's independent auditors since July 13, 2000. Prior to that time, Grant Thornton LLP ("Grant Thornton") acted as the independent auditors for the Company.

         Representatives of KPMG are expected to be present at the Annual Meeting, and will be available to respond to questions.

         Due to the Company's limited operations, the accounting services provided by Grant Thornton were of a limited nature. Because the Company intended to broaden its operations, the Board and the Audit Committee of the Board decided to replace Grant Thornton with KPMG as the Company's independent auditors on July 13, 2000.

         Grant Thornton's reports on the Company's financial statements for the two years ended December 31, 1999 did not contain an adverse opinion, a disclaimer of opinion or a qualification or modification as to uncertainty, audit scope or accounting principles. During the Company's two fiscal years ended December 31, 1999 and subsequent interim periods preceding Grant Thornton's dismissal, there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of such disagreement in connection with its report.

         At no time during the two fiscal years ended December 31, 1999 and subsequent interim period preceding such dismissal did Grant Thornton advise the Company (i) that the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) that information had come to Grant Thornton's attention that led it to no longer be able to rely on the representations of the Company's management or that made Grant Thornton unwilling to be associated with the financial statements prepared by the Company's management; (iii)(a) of the need to expand significantly the scope of Grant Thornton's audit, or that information came to its attention, that if further investigated, might have (1) materially impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that might have prevented it from rendering an unqualified audit report on those financial statements), or (2) caused it to be unwilling to rely on the representations of the Company's management or be associated with the Company's financial statements and (b) that due to its dismissal, or for any other reason, it did not expand the scope of its audit or conduct further investigation; or
(iv)(a) that information came to Grant Thornton's attention that it had concluded materially impacted the fairness or reliability of either (1) a previously issued audit report or the underlying financial statements or (2) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Grant Thornton's satisfaction, would have prevented them from rendering an unqualified audit report on those financial statements) and

(b) due to its dismissal, or for any other reason, the issue had not been resolved to Grant Thornton's satisfaction prior to its dismissal.

         The Company did not consult with KPMG at any time prior to its appointment on July 13, 2000.

         VOTE REQUIRED

         The vote required for the ratification of the selection of KPMG is the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote on such ratification, provided a quorum is present. An abstention from voting on the proposal will have the effect of a "no" vote. Broker non-votes are considered not cast and therefore will not affect the outcome of the vote.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG AS THE COMPANY'S INDEPENDENT AUDITORS
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                                   PROPOSAL 3:

                               PROPOSAL TO APPROVE
                          OPTION GRANT TO WILLIAM AVERY

         The Company's common and Series A preferred stockholders are being asked to approve the grant to William Avery of an option to purchase 6,000,000 shares of the Company's Common Stock pursuant to the terms and conditions of a Stock Option Agreement dated September 21, 2001 between the Company and William Avery. In addition, Mr. Avery was granted options to purchase 3,000,000 shares of the Company's Common Stock under the Company s 2000 Stock Option Plan. Issuance of these options does not require stockholder approval.

         Pursuant to the Stock Option Agreement, the option to Mr. Avery was granted in accordance with the terms and conditions of the Company's 2000 Stock Option Plan, although the option was granted outside of such plan. The option award was granted outside of the plan because the terms of the plan would not allow a grant of this size.

         Twenty-five percent (25%) of the option vests on each of the first four anniversaries of the date of the option grant. The option can be exercised for $0.03 per share, the fair market value of a share of the Company's Common Stock on the date of grant. Mr. Avery received this option grant in connection with his appointment as Chief Executive Officer of the Company as a retention and incentive mechanism. The option expires on September 21, 2011. Pursuant to the Stock Option Agreement, (i) if Mr. Avery ceases to be employed by the Company as a result of his death or disability, vesting will cease as of the date of termination and the option will remain exercisable for a period of 365 days following such termination, (ii) if Mr. Avery's employment is terminated by the Company other than for cause, one-third of the then unvested option shares will vest on the date of such termination and the option will remain exercisable for a period of ninety (90) days following such termination, (iii) if Mr. Avery's employment is terminated by the Company for cause, the option will expire on the date of such termination and (iv) if Mr. Avery terminates his employment, vesting will cease as of the date of termination and the option will remain exercisable for a period of thirty (30) days following such termination. On July 11, 2002, the closing price of the Company's Common Stock was $0.02 per share.

         No income was realized by Mr. Avery upon grant of the option. Upon exercise of the option, Mr. Avery will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price (the "Spread") at the time of exercise. The Spread will be deductible by the Company for federal income tax purposes subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Internal Revenue Code of 1986, as amended, of compensation paid to executives designated in those sections. Mr. Avery's tax basis in the underlying shares acquired by exercise of the stock option will equal the exercise price plus the amount taxable as compensation to Mr. Avery. Upon sale of the shares received by Mr. Avery upon exercise of the option, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. Mr. Avery's holding period for shares acquired pursuant to the exercise of the option will begin on the date of exercise of such option.

COMPANY EQUITY COMPENSATION PLANS


         The following table sets forth information as of December 31, 2001 regarding (i) the number of securities to be issued upon exercise of outstanding options, (ii) the weighted average exercise price of such outstanding options and (iii) the number of securities remaining available for future issuance under the Company's 2000 Stock Option Plan, which was approved by the Company's security holders. The Company does not have any equity compensation plan that has not been approved by the Company's security holders.

                                                                                              NUMBER OF SECURITIES
                                                       NUMBER OF                              REMAINING AVAILABLE FOR
                                                       SECURITIES TO BE                       FUTURE ISSUANCE UNDER
                                                       ISSUED UPON       WEIGHTED-AVERAGE     EQUITY COMPENSATION
                                                       EXERCISE OF       EXERCISE PRICE OF    PLANS (EXCLUDING NUMBER
                                                       OUTSTANDING       OUTSTANDING          OF SECURITIES REFLECTED IN
PLAN CATEGORY                                          OPTIONS           OPTIONS              FIRST COLUMN)
-------------                                          -------           -------              -------------
Equity compensation plans approved by security
holders..............................................   10,133,768        $0.13                 9,866,232

Equity compensation plans not approved by security
holders..............................................      ----           ----                   ----
                                                        ----------        -----                 ---------
       Total.........................................   10,133,768        $0.13                 9,866,232
                                                        ==========        =====                 =========

VOTE REQUIRED

         The vote required for the approval and ratification of the grant to William Avery of an option to purchase 6,000,000 shares of the Company's Common Stock is the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote on such proposal, provided a quorum is present. An abstention from voting on the proposal will have the effect of a "no" vote. Broker non-votes are considered not cast and therefore will not affect the outcome of the vote.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND RATIFICATION OF THE GRANT TO WILLIAM AVERY OF AN OPTION TO PURCHASE 6,000,000 SHARES OF THE COMPANY'S COMMON STOCK.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of June 30, 2002 regarding (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock or Series A Preferred Stock, (ii) each director of the Company, (iii) the current and former Chief Executive Officer of the Company and certain of the Company's other former executive officers and (iv) all executive officers and directors as a group. Except as otherwise indicated, each person has sole voting and dispositive power with respect to such shares. The address for all beneficial owners, unless stated otherwise below, is c/o Change Technology Partners, Inc., 537 Steamboat Road, Greenwich, CT 06830.

         Each share of the Series A Preferred Stock is convertible into one share of the Company's Common Stock.

         Beneficial ownership includes shares for which a person, directly or indirectly, has or shares voting or investment power, or both, and also includes options and warrants which are exercisable within sixty days of June 30, 2002.

                                                                                             SERIES A
                                                          COMMON STOCK                    PREFERRED STOCK
                                                          ------------                    ---------------
          NAME OF BENEFICIAL OWNER                  SHARES       PERCENT OF CLASS     SHARES     PERCENT OF CLASS
          ------------------------                  ------       ----------------     ------     ----------------
Culmen Technology Partners, L.P.............     32,000,000            17.6%             -              -
     201 Main Street, Suite 1955
     Fort Worth, TX  76102

William Avery ..............................      5,557,813(1)          3.1              -              -

James M. Dubin..............................      1,654,667(2)          1.0              -              -

Michael Gleason.............................     33,372,917(3)         18.3              -              -

Michael Levitt..............................      5,800,000(4)          3.2

William E. Lipner...........................      2,116,667(5)          1.2              -              -

Matthew Ryan................................      2,344,494             1.3              -              -
     313 Lake Street
     Pleasantville, NY 10570

Kathleen Shepphird..........................        773,438(6)          *                -              -
     65 Harding Road
     Old Greenwich, CT 06870

Robert Westerfield..........................          -                 -                -              -
     P.O. Box 654
     Dobbs Ferry, NY 10522

Christopher H.B. Mills......................     12,939,700(7)          7.1              -              -
     c/o J.O. Hambro Capital
     Management Limited
     Ryder Court, 14 Ryder St.
     London SW1Y 6QB, England

Gordon Bryant...............................          -                 -              645             100
     9408 Avenido Del Oso NE
     Albuquerque, NM 87111

                                                                                             SERIES A
                                                          COMMON STOCK                    PREFERRED STOCK
                                                          ------------                    ---------------
          NAME OF BENEFICIAL OWNER                  SHARES       PERCENT OF CLASS     SHARES     PERCENT OF CLASS
          ------------------------                  ------       ----------------     ------     ----------------
All officers and directors
     as a group (5 persons)**...............     48,502,064(8)         26.6              -              -

------------------------
* Represents less than 1% of the outstanding shares, both in number and in terms of voting power.

**   Duplications eliminated.

(1) Represents 2,000,000 shares of Common Stock and warrants to purchase an aggregate of 3,557,813 shares of Common Stock.

(2) Represents 338,000 shares of Common Stock and options to purchase an aggregate of 1,316,667 shares of Common Stock.

(3) Represents 32,000,000 shares of Common Stock owned by Culmen Technology Partners, L.P. Mr. Gleason is the President and sole director of CTP, Inc., the general partner of Culmen. As a result, he may be deemed to have beneficial ownership over these shares. However, Mr. Gleason disclaims beneficial ownership of 28,400,000 shares of Common Stock. Also includes options to purchase an aggregate of 1,372,917 shares of Common Stock.

(4) Represents 3,800,000 shares of Common Stock and options to purchase an aggregate of 2,000,000 shares of Common Stock.

(5) Represents 800,000 shares of Common Stock and options to purchase an aggregate of 1,316,667 shares of Common Stock.

(6) Represents warrants to purchase an aggregate of 773,438 shares of Common Stock.

(7) According to a Schedule 13G filed with the Securities and Exchange Commission on July 19, 2001, Mr. Mills (i) shares voting and dispositive power over such shares with J.O. Hambro Capital Management (Holdings) Limited and J.O. Hambro Capital Management Limited, (ii) shares voting and dispositive power over 1,280,000 such shares with American Opportunity Trust plc, (iii) shares voting and dispositive power over 4,400,000 such shares with Growth Financial Services and North Atlantic Smaller Companies Investment Trust plc, (iv) shares voting and dispositive power over 640,000 such shares with Oryx International Growth Fund Limited and Consulta (Channel Islands) Limited and (v) shares voting and dispositive power over 1,498,000 such shares with The Trident North Atlantic Fund.

(8) Represents 38,938,000 shares of Common Stock, warrants to purchase an aggregate of 3,557,813 shares of Common Stock and options to purchase 6,006,251 shares of Common Stock. Includes 32,000,000 shares of Common Stock owned by Culmen, which Mr. Gleason may be deemed to beneficially own.


                      COMPARATIVE STOCK PERFORMANCE GRAPHS

         The graph below compares the total stockholder return on the Company's Common Stock with the total stockholder return of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Hambrecht & Quist Internet Index, assuming an investment of $100 on December 31, 1999 in each of the Company's Common Stock, the stocks comprising the Nasdaq Market Index and the stocks comprising the Hambrecht & Quist Internet Index.

[GRAPHIC OMITTED]
[STOCK PERFORMACE GRAPH]

                            CHANGE                      HAMBRECHT & QUIST
   MEASUREMENT DATE       TECHNOLOGY   NASDAQ INDEX       INTERNET INDEX
   ----------------       ----------   ------------       --------------

12/31/99................   $100.00      $100.00               $100.00
06/30/00 ...............   $900.00       $97.46               $77.49
12/31/00................   $300.00       $60.71               $38.48
06/29/01................   $40.00        $53.11               $29.96
12/31/01................   $20.00        $47.93               $24.76


                                  OTHER MATTERS

EXPENSES OF SOLICITATION

         This solicitation is being made by the Board. The cost of soliciting proxies, including the preparation, assembling and mailing of the Notice of Annual Meeting, Proxy Statement, form of proxy and other soliciting material, as well as the cost of forwarding such material to the beneficial owners of the shares of record, will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies, by further mailings, personal conversations or by telephone but such individuals will not receive any additional compensation for these actions. The Company may reimburse brokers and others holding shares in their names or in the names of nominees for their reasonable out-of-pocket expenses incurred in sending the proxy materials to principals and beneficial owners. The Company may also use the services of paid solicitors.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

         From time to time, stockholders present proposals which may be proper subjects for inclusion in the proxy statement and for consideration at the next Annual Meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the Annual Meeting of

Stockholders to be held next year must be received by the Company no later than February 28, 2003 and must otherwise comply with Rule 14a-8 under the Exchange Act.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). Directors, executive officers and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file. The Company believes that all its directors, executive officers and greater than ten percent beneficial owners complied with all filing requirements applicable to them in 2001 other than (i) Robert Westerfield, a former executive officer of the Company, whose Form 3 filing was late and (ii) Steven Carlin, a former executive officer of the Company, whose Form 3 was late. However, neither Mr. Westerfield nor Mr. Carlin failed to report a transaction on a timely basis.

AUDIT FEES

         The firm of KPMG LLP, independent auditors, audited the Company's financial statements for the year ended December 31, 2001. The fees for professional services provided by KPMG in reviewing the financial statements for fiscal year 2001 totaled $130,000.

ALL OTHER FEES

         The aggregate fees billed to the Company for services rendered by KPMG LLP to the Company, other than for the audit of the Company's fiscal year 2001 financial statements, totaled $159,275. Such fees comprise non audit related services performed by KPMG for the Company, including fees for tax consultation, tax return preparation and other consultations.

ANNUAL REPORT ON FORM 10-K

         Stockholders will receive with this proxy statement a copy of the Company's annual report on Form 10-K, including the financial statements and the financial statement schedules, as filed with the SEC for the fiscal year ended December 31, 2001. Stockholders wishing to receive additional copies may request so in writing at the following address:

                           Change Technology Partners, Inc.
                           537 Steamboat Road
                           Greenwich, Connecticut 06830
                           Attention:  William Avery
                           (203) 661-6942

OTHER BUSINESS

         As of the date of this Proxy Statement, the Board is not aware of any matters that will be presented for action at the Annual Meeting other than those described in this proxy statement. Should other business be properly brought before the Annual Meeting, it is intended that the accompanying proxy will be voted thereon in the discretion of the person named as proxies.

                                      PROXY
                        CHANGE TECHNOLOGY PARTNERS, INC.

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           WEDNESDAY, AUGUST 21, 2002

         The undersigned hereby appoints Michael Gleason and James M. Dubin, or either of them, as proxies with full power of substitution to represent the undersigned and to vote all shares of Common Stock and Series A Convertible Preferred Stock, as the case may be, of Change Technology Partners, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, August 21, 2002 or any adjournments thereof with all powers which the undersigned would possess if personally present.

         1. Election of five directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified:

                         FOR                AGAINST         WITHHOLD AUTHORITY
                   ---------------      ---------------     ------------------

William Avery      _______________      _______________       _______________

James M. Dubin     _______________      _______________       _______________

Michael Gleason    _______________      _______________       _______________

Michael Levitt     _______________      _______________       _______________

William E. Lipner  _______________      _______________       _______________

         2. Ratification of the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

                         FOR                AGAINST              ABSTAIN
                  ---------------      ---------------       ---------------

                  _______________      _______________       _______________

         3. Approval and ratification of the grant to William Avery of an option to purchase 6,000,000 shares of the Company's Common Stock.

                         FOR                AGAINST              ABSTAIN
                  ---------------      ---------------       ---------------

                  _______________      _______________       _______________

         4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each of the five

(5) nominees to the Board of Directors, FOR the ratification of KPMG as the Company's independent auditors for the fiscal year ending December 31, 2002 and FOR the approval and ratification of the grant to William Avery of an option to purchase 6,000,000 shares of the Company's Common Stock.

         Please sign exactly as your name appears on the mailing label. When joint tenants hold shares, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by the president or another authorized officer. If a partnership, please sign in the partnership name by an authorized person.



                           Dated:_______________________________________________

                           Signature:___________________________________________

                           Signature, if held jointly:__________________________

                           Title, if signing as attorney, executor, administrator, trustee or guardian:__________________

                           _____________________________________________________

                           Number and type of shares owned:_____________________

                           _____________________________________________________



                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                     PROMPTLY BY USING THE ENCLOSED ENVELOPE

                             STOCK OPTION AGREEMENT
                             ----------------------

         THIS STOCK OPTION AGREEMENT (the "Agreement"), dated as of September 21, 2001, is made by and between Change Technology Partners, Inc., a Delaware corporation (the "Company"), and William Avery (the "Optionee").

         WHEREAS, the Company desires to grant to the Optionee a Stock Option to purchase the number of shares of Common Stock provided for herein;

         NOW, THEREFORE, in consideration of the recitals and the mutual agreements herein contained, the parties hereto hereby agree as follows:

         1.       Grant of Option.

                  (a) GRANT. The Company hereby grants to the Optionee an Option to purchase 6,000,000 shares of Common Stock (such shares, the "Option Shares") on the terms and conditions set forth in the Agreement and as otherwise provided in the Company's 2000 Stock Option Plan (the "Plan"); PROVIDED, HOWEVER, that this Option is not granted under the Plan. The Optionee understands and acknowledges that the Option Shares have not been registered under the Securities Act of 1933, as amended,

                  (b) INCORPORATION BY REFERENCE, ETC. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, the Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in the Agreement shall have the definitions set forth in the Plan. The Committee shall have final authority to interpret and construe the Plan and the Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Optionee and his legal representative in respect of any questions arising under the Plan or the Agreement.

         2.       Terms and Conditions.

                  (a) PURCHASE PRICE. The price at which the Optionee shall be entitled to purchase shares of Common Stock upon the exercise of all or any portion of this Option shall be $0.03 per share.

                  (b) EXPIRATION DATE. This Option shall expire at 11:59 p.m. Eastern Standard Time on the tenth anniversary of the date of the Agreement.

                  (c) EXERCISABILITY OF OPTION. Except as may otherwise be provided herein, subject to the Optionee's continued employment with the Company, this Option shall become exercisable as to one-fourth of the Option Shares on each of the first, second, third and fourth anniversaries of the date hereof, such that this Option shall be 100% exercisable as of the fourth anniversary of the date hereof.

                  (d) METHOD OF EXERCISE. This Option may be exercised only by written notice in the form attached hereto (or a successor form provided by the Committee) delivered in person or by mail in accordance with Section 3(a) hereof and accompanied by payment therefor. The purchase price of the shares of Common Stock shall be paid to the Company (i) by certified check, by a "cashless exercise" procedure if and in the manner approved by the Committee or (iii) by any other method approved by the Committee in writing. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee.

                  (e) EXERCISE UPON DEATH, DISABILITY OR TERMINATION OF EMPLOYMENT. Notwithstanding anything contained in the Plan to the contrary, in the event that the Optionee ceases to be employed by the Company, the Option held by the Optionee (to the extent then outstanding) shall terminate as follows:

                           (i)      In the event of the termination of the
Optionee's employment (x) due to his death or (y) due to "Disability" (as defined below), the Option (to the extent exercisable at the time of the Optionee's termination of employment) shall be exercisable for a period of 365 days following such termination of employment, and shall thereafter terminate;

                           (ii)     In the event of the termination of the
Optionee's employment by the Company other than for "Cause" (as defined below), one-third (1/3) of the then unvested Option Shares shall vest on the date of such termination and the Option (to the extent exercisable at the time of the Optionee's termination of employment) shall be exercisable for a period of ninety (90) days following such termination of employment, and shall thereafter terminate;

                           (iii)    In the event of the termination of the
Optionee's employment by the Company for Cause, the Option (whether or not exercisable at the time of such termination) shall terminate on the date of the Optionee's termination of employment;

                           (iv)     In the event the Optionee terminates his
employment, the Option (to the extent exercisable at the time of the Optionee's termination of employment) shall be exercisable for a period of thirty (30) days following such termination of employment and shall thereafter terminate; PROVIDED that a voluntary termination of employment within thirty (30) days following a commission of any of the acts which would otherwise constitute Cause shall be treated as a termination by the Company for Cause; and

                           (v)      For purposes of the Agreement, the terms
"Cause" and "Disability" shall have the meaning ascribed to them in any existing employment agreement or consulting agreement between the Optionee and the Company.

                  (f) NONTRANSFERABILITY. This Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.

                  (g) RIGHTS AS STOCKHOLDER. The Optionee shall not be deemed for any purpose to be the owner of any shares of Common Stock subject to this Option unless, until and to the extent that (i) this Option shall have been exercised pursuant to its terms, (ii) the Company shall have issued and delivered to the Optionee the Option Shares and (iii) the Optionee's name shall have been entered as a stockholder of record with respect to such Option Shares on the books of the Company.

                  (h) WITHHOLDING TAXES. Prior to the delivery of a certificate or certificates representing the Option Shares, the Optionee must pay in the form of a certified check to the Company any such additional amount as the Company determines that it is required to withhold under applicable federal, state or local tax laws in respect of the exercise or the transfer of Option Shares; provided that the Committee may, in its sole discretion, allow such withholding obligation to be satisfied by any other method described in
Section 8(d) of the Plan.

         3.       Miscellaneous.

                  (a) NOTICES. Any and all notices, designations, consents, offers, acceptances and any other communications provided for herein shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company to the Secretary of the Company at the principal office of the Company and, in the case of the Optionee, to Optionee's address appearing on the books of the Company or to Optionee's residence or to such other address as may be designated in writing by the Optionee.

                  (b) NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or in the Agreement shall confer upon the Optionee any right to continue in the employ of the Company or shall interfere with or restrict in any way the right of the Company, which are hereby expressly reserved, to remove, terminate or discharge the Optionee at any time for any reason whatsoever, with or without cause.

                  (c) BOUND BY PLAN. By signing the Agreement, the Optionee acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

                  (d) SUCCESSORS. The terms of the Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Optionee and the beneficiaries, executors, administrators, heirs and successors of the Optionee.

                  (e) INVALID PROVISION. The invalidity or unenforceability of any particular provision hereof shall not affect the other provisions hereof, and the Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted.

                  (f) MODIFICATIONS. No change, modification or waiver of any provision of the Agreement shall be valid unless the same be in writing and signed by the parties hereto.

                  (g) ENTIRE AGREEMENT. The Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations and negotiations in respect thereto.

                  (h) GOVERNING LAW. The Agreement and the rights of the Optionee hereunder shall be construed and determined in accordance with the laws of the State of New York.

                  (i) HEADINGS. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of the Agreement.

                  (j) COUNTERPARTS. The Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto confirm that any facsimile copy of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Stock Option Agreement as of the date and year first above written.



                                   CHANGE TECHNOLOGY PARTNERS, INC.


                                   By:  /s/ William E. Lipner
                                        ---------------------------------------
                                   Title: Chairman of the Corporation Committee



                                   OPTIONEE


                                   Signature:   /s/ William Avery
                                                -------------------------------

                                   Printed Name:    William Avery
                                                -------------------------------

                                   Address:     _______________________________

                                                _______________________________

                                                _______________________________

                            NOTICE OF OPTION EXERCISE

To exercise your option to purchase shares of Change Technology Partners, Inc. ("Shares"), please fill out this form and return it together with a certified check in the amount of the exercise price due, which is the product of the number of Shares with respect to which you are exercising your purchase option and the per share exercise price of $0.03. You are not required to exercise your option with respect to all Shares thereunder. However, the minimum number of Shares with respect to which you may exercise your option is 100 Shares, or the total remaining number of Shares subject to your option, if less. You also must include a certified check in the amount of required payroll taxes and income tax withholding due in connection with your exercise, unless the Committee specifically provides for this obligation to be satisfied in a different manner.

I hereby exercise my right to purchase ____ Shares under the stock option granted to me pursuant to the Stock Option Agreement between myself and Change Technology Partners, Inc., dated as of September 21, 2001. I am vested in my stock option as to the Shares being purchased hereunder. Enclosed is one or more certified checks for the exercise price of $_______ and the required withholding of $_______. (Please contact the Company to determine the amount of required withholding.)


                                   Signature:   _______________________________

                                   Printed Name:_______________________________

                                   Social Security Number: ____________________

                                   Date: ______________________________________